MassMutual
                                   CORPORATE
                                   INVESTORS




                                     [LOGO]





                              REPORT for the NINE
                              MONTHS ENDED 9/30/05

MASSMUTUAL CORPORATE INVESTORS          ADVISER
  c/o Babson Capital Management LLC       Babson Capital Management LLC
  1500 Main Street, Suite 600             1500 Main Street
  Springfield, Massachusetts 01115        Springfield, Massachusetts 01115
  (413) 226-1516
                                        INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                                        FIRM
                                          KPMG LLP
                                          Boston, Massachusetts 02110

              [LOGO]                    COUNSEL TO THE TRUST
                                          Ropes & Gray LLP
                                          Boston, Massachusetts 02110

              MCI                       CUSTODIAN
             Listed                       Citibank, N.A.
              NYSE                        New York, New York 10043

                                        TRANSFER AGENT & Registrar
                                          Shareholder Financial Services, Inc.
                                          P.O. Box 173673
                                          Denver, Colorado 80217-3673
                                          1-800-647-7374

                   Internet website: www.babsoncapital.com/mci


                         INVESTMENT OBJECTIVE AND POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield, and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly traded, directly from their issuers, which tend to be smaller companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

                                    FORM N-Q

MassMutual Corporate Investors files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov; and
(ii) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

            PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of MassMutual Corporate Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Corporate Investors' website: http://www.babsoncapital.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Corporate Investors' website: http://www.babsoncapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

TO OUR SHAREHOLDERS

October 31, 2005

We are pleased to present the September 30, 2005 Quarterly Report of MassMutual Corporate Investors (the "Trust"). The Trust's Board of Trustees declared a quarterly dividend of 46 cents per share, payable on November 14, 2005 to shareholders of record on October 31, 2005. A dividend of 46 cents per share was paid in the previous quarter.

U.S. equity markets, as measured by several broad market indices, increased during the quarter ended September 30, 2005. Large stocks, as approximated by the Dow Jones Industrial Average, increased 3.44%, while smaller stocks, as approximated by the Russell 2000 Index, increased 4.69%. For the nine months ended September 30, 2005, returns were -0.34% and 3.38%, respectively. U.S. fixed income markets, as measured by selected indices, posted mixed returns during the quarter. The Lehman Brothers Government/Credit Index and the Lehman Brothers U.S. Corporate High Yield Index decreased -0.96% and increased 0.93%, respectively, for the quarter. For the nine months ended September 30, 2005, returns were 1.76% and 2.04%, respectively.

For the quarter ended September 30, 2005, the Trust earned 50 cents per share. The Trust earned 47 cents per share in the previous quarter this year. The Trust's net assets as of September 30, 2005 totaled $239,498,642 or $26.47 per share compared to $233,074,253 or $25.82 per share on June 30, 2005. This translated into a portfolio return of 4.34% for the quarter and 12.76% for the nine months ended September 30, 2005 based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust's portfolio had average annualized returns of 21.71%, 12.76%, 14.85%, and 15.28% for the 1-, 5-, 10-, and 25-year periods ended September 30, 2005, respectively, based on change in net assets assuming the reinvestment of all dividends.

During the quarter, the Trust made private placement investments in six new issuers and closed one "follow on" investment, totaling approximately $16.0 million. The follow on investment purchased by the Trust was in Directed Electronics, Inc. The six issuers added to the portfolio were C&J Spec-Rent Services, Inc., Corepharma LLC, ITC^DeltaCom, Inc., MicroGroup, Inc., Rugby Manufacturing Company, and Transtar Holding Company. The weighted average coupon of these investments was 12.10%. (A brief description of these investments can be found in the Consolidated Schedule of Investments.)

Thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Clifford M. Noreen

Clifford M. Noreen
President

                     PORTFOLIO COMPOSITION AS OF 09/30/05*

                            [PIE CHART APPEARS HERE]

           Public High                                  Private High
         Yield Debt 35.1%     Public Equity 3.0%      Yield Debt 42.8%
         ----------------     ------------------      ----------------

        Cash & Short Term     Private/Restricted     Private Investment
         Investments 0.4%        Equity 16.1%          Grade Debt 2.6%
         ----------------        ------------          ---------------


                                     *Based on market value of total investments

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF                         MASSMUTUAL CORPORATE INVESTORS
ASSETS AND LIABILITIES

September 30, 2005
(Unaudited)

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $172,515,058)                                                    $171,267,472
  Corporate public securities at market value
    (Cost - $71,762,754)                                                       75,127,052
  Short-term securities at cost plus earned discount which
    approximates market value                                                   1,075,767
                                                                             ------------
                                                                              247,470,291
Cash                                                                            5,823,006
Interest and dividends receivable                                               5,284,965
Receivable for investments sold                                                 3,389,462
Other assets                                                                        6,474
                                                                             ------------
      TOTAL ASSETS                                                           $261,974,198
                                                                             ============

LIABILITIES:
Payable for investments purchased                                            $  1,267,685
Management fee payable                                                            876,902
Note payable                                                                   20,000,000
Interest payable                                                                  187,711
Accrued expenses                                                                  114,371
Accrued taxes payable                                                              28,887
                                                                             ------------
      TOTAL LIABILITIES                                                        22,475,556
                                                                             ------------

NET ASSETS:
Common shares, par value $1.00 per share; an unlimited number authorized        9,046,558
Additional paid-in capital                                                    106,045,774
Retained net realized gain on investments, prior years                        103,130,770
Undistributed net investment income                                             5,920,440
Undistributed net realized gain on investments                                 13,525,736
Net unrealized appreciation of investments                                      1,829,364
                                                                             ------------
      TOTAL NET ASSETS                                                        239,498,642
                                                                             ------------
      TOTAL LIABILITIES AND NET ASSETS                                       $261,974,198
                                                                             ============

COMMON SHARES ISSUED AND OUTSTANDING                                            9,046,558
                                                                             ============

NET ASSET VALUE PER SHARE                                                    $      26.47
                                                                             ============

                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS              MASSMUTUAL CORPORATE INVESTORS

For the nine months ended September 30, 2005
(Unaudited)

INVESTMENT INCOME:
Interest                                                                     $ 16,824,867
Dividends                                                                         498,240
                                                                             ------------
      TOTAL INVESTMENT INCOME                                                  17,323,107
                                                                             ------------

EXPENSES:
Management fees (net of fee waiver of $59,757) (See footnote 3)                 2,459,319
Interest                                                                        1,307,665
Trustees' fees and expenses                                                       135,000
Transfer agent/registrar's expenses                                                36,000
Reports to shareholders                                                            90,000
Professional fees                                                                 309,600
Other                                                                              38,358
                                                                             ------------
      TOTAL EXPENSES                                                            4,375,942
                                                                             ------------
NET INVESTMENT INCOME ($1.43 PER SHARE)                                        12,947,165
                                                                             ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments before taxes                                  13,482,819
Net change in unrealized appreciation of investments before taxes               1,238,746
Provision for taxes (See footnote 2-D)                                           (244,431)
                                                                             ------------
      NET GAIN ON INVESTMENTS                                                  14,477,134
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 27,424,299
                                                                             ============


                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS              MASSMUTUAL CORPORATE INVESTORS

For the nine months ended September 30, 2005
(Unaudited)

NET INCREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received                                            $ 14,966,432
  Interest expense paid                                                        (1,330,266)
  Operating expenses paid                                                      (2,867,906)
  Income taxes paid                                                            (2,427,194)
                                                                             ------------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                                 8,341,066
                                                                             ------------
Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net       1,378,352
  Purchase of portfolio securities                                            (69,342,274)
  Proceeds from disposition of portfolio securities                            82,933,586
                                                                             ------------
      NET CASH PROVIDED BY INVESTING ACTIVITIES                                14,969,664
                                                                             ------------
      NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                  23,310,730
                                                                             ------------
Cash flows from financing activities:
  Repayment of borrowings on Revolving Credit Agreement                        (9,000,000)
  Cash dividends paid from net investment income                              (14,941,458)
  Receipts for shares issued on reinvestment of dividends                       1,866,617
                                                                             ------------
      NET CASH USED FOR FINANCING ACTIVITIES                                  (22,074,841)
                                                                             ------------
NET INCREASE IN CASH                                                            1,235,889
Cash - beginning of year                                                        4,587,117
                                                                             ------------
CASH - END OF PERIOD                                                         $  5,823,006
                                                                             ============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 27,424,299
                                                                             ------------

  Increase in investments                                                        (244,053)
  Increase in interest and dividends receivable                                (1,621,909)
  Increase in receivable for investments sold                                  (1,393,827)
  Increase in other assets                                                         (6,474)
  Increase in payable for investments purchased                                 1,157,685
  Increase in management fee payable                                              250,827
  Increase in interest payable                                                     27,204
  Decrease in accrued expenses                                                   (100,259)
  Decrease in accrued taxes payable                                            (2,182,763)
                                                                             ------------
      TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                          (4,113,569)
                                                                             ------------
      NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                $ 23,310,730
                                                                             ============

                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
4

CONSOLIDATED STATEMENTS OF                        MASSMUTUAL CORPORATE INVESTORS
CHANGES IN NET ASSETS

                                                                                  For the nine
                                                                                   months ended        For the
                                                                                    09/30/2005        year ended
                                                                                   (Unaudited)        12/31/2004
                                                                                  -------------      -------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net investment income                                                           $  12,947,165      $  17,949,347
  Net realized gain on investments                                                   13,482,819          7,032,428
  Net change in unrealized appreciation (depreciation) of investments                 1,238,746         19,012,223
  Provision for taxes                                                                  (244,431)        (2,377,709)
                                                                                  -------------      -------------
  Net increase in net assets resulting from operations                               27,424,299         41,616,289
  Net increase from shares of beneficial interest transactions                        1,866,617          2,432,514
    Common shares issued (2005 - 68,131; 2004 - 58,299)
Dividends to shareholders from:
  Net investment income (2005 - $0.92 per share; 2004 - $2.16 per share)             (8,297,422)       (19,329,769)
                                                                                  -------------      -------------
      TOTAL INCREASE IN NET ASSETS                                                   20,993,494         24,719,034

NET ASSETS, BEGINNING OF YEAR                                                       218,505,148        193,786,114
                                                                                  -------------      -------------
NET ASSETS, END OF PERIOD/YEAR (including undistributed net investment income
  of $5,920,440 and $1,270,697, respectively)                                     $ 239,498,642      $ 218,505,148
                                                                                  =============      =============





                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS        MASSMUTUAL CORPORATE INVESTORS


Selected data for each common share outstanding:

                                           For the
                                         nine months
                                            ended                            For the years ended December 31,
                                         09/30/2005        --------------------------------------------------------------------
                                         (Unaudited)         2004           2003           2002           2001           2000
                                           --------        --------       --------       --------       --------       --------
Net asset value:
  Beginning of year                        $  24.34        $  21.84       $  19.40       $  20.07       $  20.74       $  22.00
                                           --------        --------       --------       --------       --------       --------
Net investment income                          1.43            2.00           1.44           1.53           1.70           1.96
Net realized and unrealized
  gain (loss) on investments                   1.60            2.64           2.83          (0.59)         (0.53)         (0.46)
                                           --------        --------       --------       --------       --------       --------
Total from investment operations               3.03            4.64           4.27           0.94           1.17           1.50
                                           --------        --------       --------       --------       --------       --------
Dividends from net investment
  income to common shareholders               (0.92)          (2.16)         (1.84)         (1.44)         (1.79)         (1.96)

Distributions from net realized
  gain on investments to common
  shareholders                                 0.00            0.00           0.00          (0.18)         (0.09)         (0.80)

Change from issuance of shares                 0.02            0.02           0.01           0.01           0.04           0.00
                                           --------        --------       --------       --------       --------       --------
Total distributions                           (0.90)          (2.14)         (1.83)         (1.61)         (1.84)         (2.76)
                                           --------        --------       --------       --------       --------       --------
Net asset value:
  End of period/year                       $  26.47        $  24.34       $  21.84       $  19.40       $  20.07       $  20.74
                                           --------        --------       --------       --------       --------       --------
Per share market value:
  End of period/year                       $  28.00        $  28.50       $  22.90       $  19.49       $  20.70       $  22.00
                                           ========        ========       ========       ========       ========       ========


Total investment return
  Market value                                19.06%*         36.10%         27.53%          1.35%          1.88%         17.55%
  Net asset value**                           12.76%*         22.76%         22.61%          4.80%          5.91%          7.28%

Net assets (in millions):
  End of period/year                       $ 239.50        $ 218.51       $ 193.79       $ 171.03       $ 175.11       $ 178.13

Ratio of operating expenses to average
net assets                                     1.35%*          1.93%          2.04%          1.82%          1.72%          1.47%

Ratio of interest expense to average
net assets                                     0.57%*          0.77%          0.82%          0.86%          0.84%          0.58%

Ratio of total expenses to average
net assets                                     1.92%*          2.70%          2.86%          2.68%          2.56%          2.05%

Ratio of net investment income
to average net assets                          5.68%*          8.68%          6.95%          7.65%          8.20%          8.56%

Portfolio turnover                            29.30%*         53.45%         56.10%         34.02%         24.48%         59.75%

 *Percentages represent results for the period and are not annualized.
**Net asset value return represents portfolio returns based on change in the net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value due to the difference between the net asset value and the market value of the shares outstanding; past performance is no guarantee of future results.

                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
6

CONSOLIDATED SCHEDULE OF INVESTMENTS              MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES - 71.51%:(A)                   Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
PRIVATE PLACEMENT INVESTMENTS - 63.46%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in
Texas, Florida and Arizona.
 12% Senior Subordinated Note due 2012                           $  2,125,000         04/08/04     $  2,125,000     $  1,977,746
 Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                               2,323 shs.         04/08/04             --                 23
                                                                                                   ------------     ------------
                                                                                                      2,125,000        1,977,769
                                                                                                   ------------     ------------
A W C HOLDING COMPANY
A manufacturer and distributor of aluminum and vinyl
windows and doors in the Southwest and Southeast regions
of the U.S.
 12% Senior Subordinated Note due 2012                           $  2,125,000         05/18/04        1,934,223        2,117,502
 Limited Partnership interest of AWC Investments, LLC (B)            250 uts.         05/18/04          212,500          341,057
                                                                                                   ------------     ------------
                                                                                                      2,146,723        2,458,559
                                                                                                   ------------     ------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and
countertops for houses and recreational vehicles.
 12.5% Subordinated Note due 2010                                $  2,125,000         02/29/00        1,959,265        2,125,000
 Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                                 364 shs.         02/29/00          307,759          425,377
                                                                                                   ------------     ------------
                                                                                                      2,267,024        2,550,377
                                                                                                   ------------     ------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation and
control cables, primarily for the mining and oil and gas
industries.
 12% Senior Subordinated Note due 2013                           $  2,046,296         04/08/05        1,928,055        2,014,581
 Limited Partnership Interest (B)                                     79 uts.         04/07/05           78,704           70,830
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                 125 shs.         04/08/05          122,463                1
                                                                                                   ------------     ------------
                                                                                                      2,129,222        2,085,412
                                                                                                   ------------     ------------
AMERICA'S BODY COMPANY, INC./LCP HOLDING CO.
A designer and manufacturer of commercial work vehicles.
 12% Preferred Stock Series C (B)                                    395 shs.         12/16/03        1,750,000        3,500,001
 Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                  80 shs.                *          513,334                1
                                                                                                   ------------     ------------
                                                                                                      2,263,334        3,500,002
                                                                                                   ------------     ------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
 12% Senior Subordinated Note due 2010                           $  2,125,000         01/22/04        1,910,566        2,188,750
 Preferred Class A Unit (B)                                        2,525 uts.         01/22/04          252,500          227,250
 Common Class B Unit (B)                                           3,042 uts.         01/22/04             --            291,648
                                                                                                   ------------     ------------
                                                                                                      2,163,066        2,707,648
                                                                                                   ------------     ------------

*11/02/98 and 12/16/03.
--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and
commercial overhead garage doors in North America.
 12% Senior Subordinated Note due 2012                           $  1,627,660         05/18/05     $  1,519,169     $  1,607,405
 Common Stock (B)                                                    497 shs.         05/18/05          497,340          447,606
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                 130 shs.         05/18/05          112,128                1
                                                                                                   ------------     ------------
                                                                                                      2,128,637        2,055,012
                                                                                                   ------------     ------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
 12% Senior Subordinated Note due 2012                           $  1,686,800         12/31/04        1,573,985        1,681,357
 Common Stock (B)                                                    493 shs.                *          492,975          443,682
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                 137 shs.         12/31/04          119,482                1
                                                                                                   ------------     ------------
                                                                                                      2,186,442        2,125,040
                                                                                                   ------------     ------------
BEACON MEDICAL PRODUCTS, INC.
A designer, manufacturer and marketer of medical air and
gas distribution systems.
 Senior Secured Floating Rate Revolving Credit
  Facility due 2007                                              $    230,636         04/09/02          230,636          231,094
 Senior Secured Tranche A Floating Rate Note due 2008            $    696,414         04/09/02          696,414          696,414
 12% Senior Secured Note due 2010                                $    721,196         04/09/02          630,788          750,044
 Limited Partnership Interest of Riverside Capital
  Appreciation Fund IV, L.P.(B)                                   11.16% int.         04/09/02          152,329          141,209
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                               1,390 shs.         04/09/02          127,497          128,861
                                                                                                   ------------     ------------
                                                                                                      1,837,664        1,947,622
                                                                                                   ------------     ------------
BETA BRANDS LTD
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
 5% Promissory Note due 2009 (B)                                 $    195,498         03/31/04          195,498             --
 Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                               4,895 shs.         03/31/04                1             --
                                                                                                   ------------     ------------
                                                                                                        195,499             --
                                                                                                   ------------     ------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty
silica sands.
 14% Redeemable Preferred Stock (B)                                  997 shs.         09/30/99          545,858          108,991
 Convertible Preferred Stock Series A and B, convertible
  into common stock at $9.26 per share (B)                       126,003 shs.         12/19/96        1,166,700             --
 Common Stock (B)                                                 20,027 shs.         09/30/99          799,068             --
 Warrants, exercisable until 2005 and 2010, to
  purchase common stock at $.01 per share (B)                     11,399 shs.               **          128,502             --
                                                                                                   ------------     ------------
                                                                                                      2,640,128          108,991
                                                                                                   ------------     ------------

 *12/31/04 and 03/31/05.
**12/19/96 and 09/30/99.
--------------------------------------------------------------------------------
8
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
C & J SPEC-RENT SERVICES, INC.
A provider of coiled tubing and pressure pumping services
to the oil and gas industry in Texas and Louisiana.
 10% Senior Secured Term Note due 2012                           $  1,551,492         08/12/05     $  1,551,492     $  1,527,169
 14% Senior Subordinated Note due 2013                           $  1,128,358         08/12/05        1,022,525        1,097,519
 Common Stock (B)                                                470,150 shs.         08/12/05          470,150          423,135
 Warrants, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                              86,716 shs.         08/12/05          106,592              867
                                                                                                   ------------     ------------
                                                                                                      3,150,759        3,048,690
                                                                                                   ------------     ------------
C & M CONVEYOR, INC.
A manufacturer and supplier of material handling systems
to the corrugated sheet and container industry.
 9.5% Senior Secured Term Note due 2007                          $    759,036         09/13/02          759,036          764,097
 11% Senior Subordinated Note due 2010                           $    838,102         09/13/02          803,332          850,498
 Common Stock (B)                                                316,265 shs.         09/13/02          316,265          474,398
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                             137,175 shs.         09/13/02           60,250          205,763
                                                                                                   ------------     ------------
                                                                                                      1,938,883        2,294,756
                                                                                                   ------------     ------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the
retail and food service markets.
 Limited Partnership Interest (B)                                    117 uts.         09/29/95          158,369          541,204
                                                                                                   ------------     ------------
CAPESUCCESS LLC
A provider of diversified staffing services.
 Preferred Membership Interests (B)                                1,882 uts.         04/29/00            8,396              420
 Common Membership Interests (B)                                  24,318 uts.         04/29/00          108,983            5,442
                                                                                                   ------------     ------------
                                                                                                        117,379            5,862
                                                                                                   ------------     ------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging
pharmaceutical products.
 Common Stock (B)                                                    109 shs.                *              503            2,156
                                                                                                   ------------     ------------
COEUR, INC.
A producer of proprietary, disposable power injection
syringes.
 8.75% Senior Secured Term Note due 2010                         $    570,652         04/30/03          570,652          581,364
 11.5% Senior Subordinated Note due 2011                         $    424,819         04/30/03          392,163          433,228
 Common Stock (B)                                                126,812 shs.         04/30/03          126,812          114,131
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                              87,672 shs.         04/30/03           40,804              877
                                                                                                   ------------     ------------
                                                                                                      1,130,431        1,129,600
                                                                                                   ------------     ------------

*12/30/97 and 05/29/99.
--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and metal
stampings.
 Senior Secured Floating Rate Revolving Credit
  Facility due 2006                                              $    162,037         01/07/02     $    162,037     $    158,998
 Senior Secured Floating Rate Tranche A Note due 2007            $    889,517         06/26/01          889,517          840,214
 13% Senior Secured Tranche B Note due 2006                      $    648,148         06/26/01          648,148          630,790
 Limited Partnership Interest (B)                                  6.38% int.         06/26/01          324,074          259,259
 Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                             107,036 shs.         06/26/01           79,398            1,070
                                                                                                   ------------     ------------
                                                                                                      2,103,174        1,890,331
                                                                                                   ------------     ------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor
synthetic sports flooring and other temporary flooring
products.
 12% Senior Subordinated Note due 2012                           $  2,001,121                *        1,849,108        1,953,376
 Limited Partnership Interest (B)                                189,585 uts.               **          189,586          170,627
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                 174 shs.                *          160,233                2
                                                                                                   ------------     ------------
                                                                                                      2,198,927        2,124,005
                                                                                                   ------------     ------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for
the global aerospace and defense industries.
 12% Senior Subordinated Note due 2013                           $  2,185,714         06/15/05        2,087,398        2,142,137
 Common Stock (B)                                                    364 shs.         06/15/05          364,286          327,861
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                 103 shs.         06/15/05          100,668                1
                                                                                                   ------------     ------------
                                                                                                      2,552,352        2,469,999
                                                                                                   ------------     ------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals
targeted at niche applications.
 12% Senior Subordinated Note due 2013                           $  2,550,000         08/04/05        2,414,265        2,523,136
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                  20 shs.         08/04/05          137,166             --
                                                                                                   ------------     ------------
                                                                                                      2,551,431        2,523,136
                                                                                                   ------------     ------------
CORVEST GROUP, INC.
A manufacturer and distributor of promotional products.
 12% Senior Subordinated Note due 2007                           $  3,863,636              ***        3,716,991        3,090,909
 Common Stock (B)                                                     56 shs.              ***           96,591            9,658
 Limited Partnership Interest (B)                                 19.32% int.              ***          297,203           55,700
 Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                 324 shs.              ***          284,052           28,677
                                                                                                   ------------     ------------
                                                                                                      4,394,837        3,184,944
                                                                                                   ------------     ------------

  *08/12/04 and 01/18/05.
 **08/12/04 and 01/14/05.
***03/05/99 and 03/24/99.
--------------------------------------------------------------------------------
10
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
DELSTAR HOLDING CORPORATION
A manufacturer of plastic netting for a wide variety of
industries.
 Convertible Preferred Stock, convertible into common
  stock at $10 per share (B)                                       3,514 shs.         10/05/01     $    427,153     $    395,243
 Convertible Preferred Stock, convertible into common
  stock at $11.84 per share (B)                                      412 shs.         09/16/04           48,793           46,353
                                                                                                   ------------     ------------
                                                                                                        475,946          441,596
                                                                                                   ------------     ------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of
industrial magnets and subassemblies in North America
and Europe.
 Common Stock (B)                                                    585 shs.         07/19/01          585,145          694,854
 Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                 297 shs.         07/19/01          250,611          352,183
                                                                                                   ------------     ------------
                                                                                                        835,756        1,047,037
                                                                                                   ------------     ------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive
security systems, audio products and installation
accessories.
 Class A Common Stock (B)                                          5,612 shs.         09/15/05           94,868          182,056
 Class B Common Stock (B)                                         36,633 shs.         12/22/99             --          1,188,363
 Limited Partnership Interest (B)                                  8.70% int.                *           63,450        1,997,148
 Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                              48,569 shs.         12/22/99             --          1,575,580
                                                                                                   ------------     ------------
                                                                                                        158,318        4,943,147
                                                                                                   ------------     ------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment
maintenance services and temporary production labor to
industrial customers.
 Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                               27.19% int.          8/27/98          734,090             --
 Preferred Stock (B)                                               3,278 shs.         12/14/01        2,784,133        2,088,103
 Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)               13,352 shs.               **          403,427             --
                                                                                                   ------------     ------------
                                                                                                      3,921,650        2,088,103
                                                                                                   ------------     ------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
 14% Senior Subordinated Note due 2011                           $  1,859,375         10/30/03        1,698,556        1,897,683
 Common Stock (B)                                                  6,906 shs.              ***          690,600          593,384
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                               2,034 shs.         10/30/03          186,469          174,732
                                                                                                   ------------     ------------
                                                                                                      2,575,625        2,665,799
                                                                                                   ------------     ------------

  *12/22/99 and 09/14/05.
 **10/24/96 and 08/28/98.
***10/30/03 and 01/02/04.
--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
 Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                  22 shs.         06/28/04     $     77,208     $    107,985
                                                                                                   ------------     ------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through
independent pet stores.
 14% Senior Subordinated Note due 2011                           $  1,062,500         09/24/04        1,026,572        1,094,375
 Warrant, exercisable until 2011, to purchase
  common stock at $.02 per share (B)                               4,085 shs.         09/24/04           39,464           60,172
                                                                                                   ------------     ------------
                                                                                                      1,066,036        1,154,547
                                                                                                   ------------     ------------
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in other entities.
 Limited Partnership Interest (B)                                  0.14% int.         01/01/01           27,341           21,706
                                                                                                   ------------     ------------
ENZYMATIC THERAPY, INC
A manufacturer and distributor of branded natural
medicines and nutritional supplements
 Limited Partnership Interest (B)                                  1.32% int.         03/30/00          531,250            5,313
 Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                              29,117 shs.         03/30/00          255,000              291
                                                                                                   ------------     ------------
                                                                                                        786,250            5,604
                                                                                                   ------------     ------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam
cleaning and small kitchen products and appliances.
 13.25% Senior Subordinated Note due 2011                        $  2,125,000         09/09/03        2,089,359        1,912,500
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                              43,878 shs.         09/09/03           35,641              439

                                                                                                      2,125,000        1,912,939
                                                                                                   ------------     ------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control
center systems.
 Limited Partnership Interest of CM Equity Partners (B)            2.24% int.         02/11/98          128,464             --
 Common Stock (B)                                                 90,000 shs.         05/06/04                6             --
                                                                                                   ------------     ------------
                                                                                                        128,470             --
                                                                                                   ------------     ------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
 Series A Preferred Units (B)                                      1.19% int.         07/21/94          369,442            2,947
                                                                                                   ------------     ------------

--------------------------------------------------------------------------------
12

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
 12.5% Senior Subordinated Note due 2012                         $  2,043,269                *     $  1,858,466     $  2,085,890
 Common Stock(B)                                                      63 shs.                *           62,742           56,466
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                 200 shs.                *          199,501                2
                                                                                                   ------------     ------------
                                                                                                      2,120,709        2,142,358
                                                                                                   ------------     ------------
HUSSEY SEATING CORPORATION
A manufacturer of spectator seating products.
 Senior Secured Floating Rate Revolving Note due 2006            $  1,544,856         06/12/96        1,544,856          772,428
 Senior Secured Floating Rate Note due 2006                      $    365,625               **          365,625          182,813
 12% Senior Subordinated Note due 2006                           $  1,350,000         03/31/03        1,350,000           13,500
 Common Stock (B)                                                  4,771 shs.         03/12/04          225,000             --
                                                                                                   ------------     ------------
                                                                                                      3,485,481          968,741
                                                                                                   ------------     ------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network
systems for the industrial and office environments.
 12% Senior Secured Note due 2006                                $  1,644,444         03/01/04        1,646,101        1,248,333
 Common Stock (B)                                                    228 shs.         06/01/00          262,200             --
                                                                                                   ------------     ------------
                                                                                                      1,908,301        1,248,333
                                                                                                   ------------     ------------
ITC^DELTACOM, INC.
A provider of integrated communications services in the
southeastern United States.
 Senior Secured Floating Rate Note due 2009                      $  2,207,053         07/26/05        2,207,053        2,175,640
 Senior Secured Floating Rate Note due 2009                      $    342,947         07/26/05          342,947          339,509
 Warrant, exercisable until 2009, to purchase
  convertible preferred stock at $.01 per share (B)              102,884 shs.         07/26/05             --            220,172
                                                                                                   ------------     ------------
                                                                                                      2,550,000        2,735,321
                                                                                                   ------------     ------------
JASON, INC.
A diversified manufacturing company serving various
industrial markets.
 13% Senior Subordinated Note due 2008                           $    963,687         08/04/00          903,098          946,029
 14% Cumulative Redeemable Preferred Stock Series A (B)              289 shs.         08/04/00          289,224          283,917
 Limited Partnership Interests of
  Saw Mill Capital Fund II, L.P. (B)                               2.50% int.         08/03/00          886,361          709,205
 Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                              50,870 shs.         08/04/00          115,412           46,927
                                                                                                   ------------     ------------
                                                                                                      2,194,095        1,986,078
                                                                                                   ------------     ------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets
and containers.
 12% Senior Subordinated Note due 2011                           $  1,593,750         12/15/04        1,499,505        1,573,189
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                               1,121 shs.         12/15/04          101,109               11
                                                                                                   ------------     ------------
                                                                                                      1,600,614        1,573,200
                                                                                                   ------------     ------------

 *06/30/04 and 08/19/04.
**06/12/96 and 08/03/01.
--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
 Senior Secured Floating Rate Revolving Note due 2005            $     36,693         06/16/00     $     36,693     $     36,766
 Senior Secured Floating Rate Tranche A Note due 2007            $    481,593         06/16/00          481,593          482,557
 12% Senior Secured Tranche B Note due 2008                      $    550,392         06/16/00          529,331          561,400
 Limited Partnership Interest of
  Riverside XVI Holding Company, L.P. (B)                          5.29% int.         06/12/00          333,490          346,731
 Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                               1,108 shs.         06/12/00           45,866          116,231
                                                                                                   ------------     ------------
                                                                                                      1,426,973        1,543,685
                                                                                                   ------------     ------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
 12% Senior Subordinated Note due 2012                           $  1,831,548         02/27/04        1,676,111        1,816,821
 Common Stock (B)                                                     35 shs.         02/27/04          462,035          415,776
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                  11 shs.         02/27/04            7,793             --
                                                                                                   ------------     ------------
                                                                                                      2,145,939        2,232,597
                                                                                                   ------------     ------------
KENAN-ADVANTAGE TRANSPORT COMPANY
A transporter of light petroleum, petrochemicals, lubricants and residual fuels.
 12.5% Senior Subordinated Note due 2009                         $  1,817,435         04/30/01        1,817,435        1,817,435
 Preferred Stock (B)                                                 307 shs.         04/30/01          307,000          614,000
 Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                 269 shs.         04/30/01               14          538,000
                                                                                                   ------------     ------------
                                                                                                      2,124,449        2,969,435
                                                                                                   ------------     ------------
KEYSTONE NORTH AMERICA, INC.
An operator of funeral homes in North America.
 Common Stock (B)                                                 49,216 shs.         02/08/05          236,709          311,045
                                                                                                   ------------     ------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
 12.5% Senior Subordinated Note due 2008                         $  3,845,000                *        3,523,736        3,845,000
 Common Stock (B)                                                  5,800 shs.                *          406,003          284,200
 Warrant, exercisable until 2006, to purchase
  common stock at $.11 per share (B)                              15,572 shs.                *          602,127          763,028
                                                                                                   ------------     ------------
                                                                                                      4,531,866        4,892,228
                                                                                                   ------------     ------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
 Senior Secured Floating Rate Tranche A Note due 2010            $    763,992         09/03/04          763,992          755,585
 12% Senior Secured Tranche B Note due 2011                      $    313,433         09/03/04          277,627          317,992
 Limited Partnership Interest (B)                                  7.84% int.         09/03/04           58,769           52,892
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                 425 shs.         09/03/04           39,473                4
                                                                                                   ------------     ------------
                                                                                                      1,139,861        1,126,473
                                                                                                   ------------     ------------

*12/23/98 and 01/28/99.
--------------------------------------------------------------------------------
14
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
 12% Senior Subordinated Note due 2012                           $    962,215         09/30/04     $    878,346     $    946,351
 8.75% Senior Subordinated Note due 2012                         $  1,281,112         09/30/04        1,281,112        1,272,436
 Common Stock (B)                                                381,672 shs.         09/30/04          381,672          343,505
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                             153,572 shs.         09/30/04           90,897            1,536
                                                                                                   ------------     ------------
                                                                                                      2,632,027        2,563,828
                                                                                                   ------------     ------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable
management services to hospitals and physician practices.
 8% Preferred Stock                                                   84 shs.         10/28/04           83,658           85,276
 Common Stock                                                     26,185 shs.         10/02/04           35,088           40,534
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share                                  83,214 shs.         05/01/03           40,675          136,891
                                                                                                   ------------     ------------
                                                                                                        159,421          262,701
                                                                                                   ------------     ------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a
value-added supplier of metal tubing and bars.
 12% Senior Subordinated Note due 2013                           $  2,142,000         08/12/05        2,005,941        2,096,139
 Common Stock (B)                                                    408 shs.         08/12/05          408,000          367,200
 Warrant, exercisable until 2013, to purchase
   common stock at $.01 per share (B)                                137 shs.         08/12/05          137,088                1
                                                                                                   ------------     ------------
                                                                                                      2,551,029        2,463,340
                                                                                                   ------------     ------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit
structures.
 Senior Secured Floating Rate Revolving Note due 2005            $    100,860         03/24/05          100,860          100,860
 Senior Secured Floating Rate Tranche A Note due 2007            $    733,071         09/21/00          733,071          733,071
 12% Senior Secured Tranche B Note due 2008                      $    336,200         09/21/00          319,893          336,200
 Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                 37.37% int.                *          311,481          389,333
 Warrant, exercisable until 2008, to purchase
  common stock at $100 per share (B)                                 463 shs.         09/21/00           40,344           19,235
                                                                                                   ------------     ------------
                                                                                                      1,505,649        1,578,699
                                                                                                   ------------     ------------
MUSTANG VENTURES COMPANY
A natural gas gathering and processing operation located in
Oklahoma and Texas.
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                              16,535 shs.         12/11/02          493,501          694,833
                                                                                                   ------------     ------------
NEFF MOTIVATION, INC.
A manufacturer and distributor of customized awards and
sportswear to schools.
 12.5% Senior Subordinated Note due 2011                         $  1,062,500         01/31/03          917,502        1,093,176
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                 212 shs.         01/31/03          180,625           86,937
                                                                                                   ------------     ------------
                                                                                                      1,098,127        1,180,113
                                                                                                   ------------     ------------

*09/20/00 and 05/23/02.
--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel
chips in North America.
 12.25% Senior Subordinated Note due 2012                        $  1,863,462         03/29/04     $  1,856,139     $  1,890,992
 10% Preferred Stock (B)                                             255 shs.         03/29/04          255,083          258,463
 Common Stock (B)                                                  6,455 shs.         03/29/04            6,455           48,025
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                               8,622 shs.         03/29/04            7,323           64,080
                                                                                                   ------------     ------------
                                                                                                      2,125,000        2,261,560
                                                                                                   ------------     ------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the
automotive industry.
 9% Senior Secured Note due 2009                                 $    812,500         01/28/02          812,500          806,600
 11.5% Senior Subordinated Note due 2012                         $  1,500,000         01/28/02        1,378,408        1,468,878
 Common Stock (B)                                                312,500 shs.         01/28/02          312,500          213,750
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                             243,223 shs.         01/28/02          162,045          164,176
                                                                                                   ------------     ------------
                                                                                                      2,665,453        2,653,404
                                                                                                   ------------     ------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and
British Columbia.
 12% Senior Subordinated Note due 2006                           $  2,482,000         08/07/98        2,482,000        2,420,288
 12% Senior Subordinated Note due 2008                           $    307,071         02/09/00          293,085          288,973
 Limited Partnership Interest of Riverside VIII,
  VIII-A and VIII-B Holding Company, L.P.                        1,531,250 uts.              *        1,555,820        1,245,601
 Warrants, exercisable until 2007 and 2008, to purchase
  common stock at $.01 per share (B)                              28,648 shs.               **          389,188           88,695
                                                                                                   ------------     ------------
                                                                                                      4,720,093        4,043,557
                                                                                                   ------------     ------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
 12% Senior Subordinated Note due 2008                           $  2,125,000         12/19/00        1,981,015        2,093,117
 Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                   2.42% int.         12/21/00          265,625          358,594
                                                                                                   ------------     ------------
                                                                                                      2,246,640        2,451,711
                                                                                                   ------------     ------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves and
controls.
 Senior Secured Floating Rate Revolving Credit
  Facility due 2005                                              $    619,400         07/22/96          619,400          619,400
 Senior Secured Floating Rate Term Note due 2005                 $      8,150         07/22/96            8,150            8,150
 12% Senior Secured Term Note due 2005                           $    326,000         07/22/96          323,842          326,000
 8% Preferred Stock (B)                                              456 shs.         07/22/96          232,046          232,046
 Common Stock (B)                                                    599 shs.         07/22/96           28,978           28,978
 Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                                 322 shs.         07/22/96           97,800                3
                                                                                                   ------------     ------------
                                                                                                      1,310,216        1,214,577
                                                                                                   ------------     ------------

*08/07/98, 02/23/99, 12/22/99 and 02/25/03.
**08/07/98 and 02/09/00.
--------------------------------------------------------------------------------
16
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
PROCESS CHEMICALS LLC
A specialty chemical company that manufactures
processed chemicals for the fertilizer, asphalt and concrete industries.
 Common Membership Interests                                           2 uts.                *     $          4     $    288,000
                                                                                                   ------------     ------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products,
related breeding and healthcare products and specialty
genetics sold to the dairy and beef industries.
 9.8% Redeemable Exchangeable Preferred Stock (B)                  1,004 shs.         08/12/94          100,350             --
 Common Stock (B)                                                  2,600 shs.               **          126,866             --
                                                                                                   ------------     ------------
                                                                                                        227,216             --
                                                                                                   ------------     ------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis
products.
 12% Senior Subordinated Note due 2012                           $  1,770,834         05/28/04        1,435,108        1,814,501
 Common Stock (B)                                                354,166 shs.         05/28/04          354,166          318,749
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                             377,719 shs.         05/28/04          377,719            3,777
                                                                                                   ------------     ------------
                                                                                                      2,166,993        2,137,027
                                                                                                   ------------     ------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies, to
major restaurant chains and their franchisees.
 16.5% Senior Subordinated Note due 2012                         $  1,893,563         07/09/04        1,844,035        1,136,138
 Limited Partnership Interest (B)                                  9.26% int.         07/09/04          259,146             --
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                 528 shs.         07/09/04           49,061             --
                                                                                                   ------------     ------------
                                                                                                      2,152,242        1,136,138
                                                                                                   ------------     ------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice
channels.
 13% Senior Subordinated Note due 2011                           $  1,841,667         09/29/04        1,697,579        1,783,603
 Limited Partnership Interest (B)                                 40,610 uts.         09/29/04          283,333          255,000
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                              23,715 shs.         09/29/04          157,903              236
                                                                                                   ------------     ------------
                                                                                                      2,138,815        2,038,839
                                                                                                   ------------     ------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
 12.5% Senior Subordinated Notes due 2011                        $  1,062,500         11/14/03          957,209        1,044,761
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                 140 shs.         11/14/03          122,946                1
                                                                                                   ------------     ------------
                                                                                                      1,080,155        1,044,762
                                                                                                   ------------     ------------

 *07/31/97 and 01/04/99.
**11/14/01 and 08/12/94.
--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
RUGBY MANUFACTURING COMPANY
A designer and manufacturer of accessories for heavy and
medium duty trucks, primarily dump bodies, hoists,
various forms of flat-bed bodies, landscape bodies and
other accessories.
 12% Senior Subordinated Note due 2013                           $  1,924,618         07/19/05     $  1,804,812     $  1,895,741
 Common Stock (B)                                                    625 shs.         07/19/05          625,382          562,842
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                 127 shs.         07/19/05          121,335                1
                                                                                                   ------------     ------------
                                                                                                      2,551,529        2,458,584
                                                                                                   ------------     ------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the
wood working industry.
 Senior Secured Floating Rate Tranche A Note due 2007            $    918,655         06/02/99          918,655          918,655
 12% Senior Secured Tranche B Note Due 2007                      $  1,130,652         06/02/99        1,130,652        1,130,652
 Class B Common Stock (B)                                          1,480 shs.         06/02/99          256,212          508,125
                                                                                                   ------------     ------------
                                                                                                      2,305,519        2,557,432
                                                                                                   ------------     ------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
 12% Senior Subordinated Note due 2012                           $  1,538,793         09/10/04        1,433,426        1,527,960
 Common Stock (B)                                                    586 shs.         09/10/04          586,207          527,589
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                 134 shs.         09/10/04          113,578                1
                                                                                                   ------------     ------------
                                                                                                      2,133,211        2,055,550
                                                                                                   ------------     ------------
SHELTER ACQUISITION, INC.
A distributor of roofing supplies and products throughout
the Midwest.
 12.5% Senior Subordinated Note due 2008                         $  1,517,857         08/01/02        1,391,071        1,517,857
 Common Stock (B)                                                901,775 shs.                *          901,775        1,571,343
 Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                             263,444 shs.         08/01/02          216,446          459,050
                                                                                                   ------------     ------------
                                                                                                      2,509,292        3,548,250
                                                                                                   ------------     ------------
SNYDER INDUSTRIES, INC.
A manufacturer of proprietary rotationally molded
polyethylene containers.
 12.25% Senior Subordinated Note due 2008                        $  3,125,000         12/06/99        2,902,302        3,125,000
 Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                 513 shs.         12/06/99          426,136          554,040
                                                                                                   ------------     ------------
                                                                                                      3,328,438        3,679,040
                                                                                                   ------------     ------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
 Limited Partnership Interest of MHD Holdings LLC                  1.43% int.         08/29/00          579,736          122,980
                                                                                                   ------------     ------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
 Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                             106,539 shs.         01/14/00          658,751             --
                                                                                                   ------------     ------------

*08/01/02, 01/17/03 and 12/31/04.
--------------------------------------------------------------------------------
18
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
 Limited Partnership Interest (B)                                  1.99% int.         08/20/03     $     63,207     $     11,280
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                              86,780 shs.         08/21/03           19,359           15,487
                                                                                                   ------------     ------------
                                                                                                         82,566           26,767
                                                                                                   ------------     ------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and
required environmental reporting, permitting, nutrient
management planning and record keeping to companies
involved in poultry and food processing.
 Senior Secured Floating Rate Term A Note due 2010               $    298,730         03/01/05          298,730          298,103
 Senior Secured Floating Rate Term B Note due 2012               $    367,383         03/01/05          367,383          366,374
 12% Senior Subordinated Note due 2013                           $  1,025,391         03/01/05          971,741        1,004,948
 Limited Partnership Interest of
  Saw Mill Capital Fund V, L.P. (B)                                  412 uts.         03/01/05          412,207          370,989
 Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                  65 shs.         03/01/05           56,171                1
                                                                                                   ------------     ------------
                                                                                                      2,106,232        2,040,415
                                                                                                   ------------     ------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as
safety products, janitorial supplies, work apparel,
washroom and restroom supplies and sanitary care
products.
 13% Senior Subordinated Note due 2009                           $  2,712,000         02/05/98        2,518,747        2,712,000
 Common Stock (B)                                                    630 shs.         02/04/98          630,000          636,741
 Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                 444 shs.         02/05/98          368,832          448,751
                                                                                                   ------------     ------------
                                                                                                      3,517,579        3,797,492
                                                                                                   ------------     ------------
TIDEWATER HOLDINGS, INC.
An operator of a barge transportation line on the
Columbia/Snake River system.
 17% Preferred Stock (B)                                             560 shs.         12/23/02          560,000          756,000
 Convertible Preferred Stock, convertible into
  common stock at $1,000 per share (B)                             1,120 shs.         07/25/96        1,120,000        1,512,000
 Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                 474 shs.         07/25/96           48,216          639,576
                                                                                                   ------------     ------------
                                                                                                      1,728,216        2,907,576
                                                                                                   ------------     ------------
TOMAH HOLDINGS, INC.
A manufacturer of specialty chemicals.
 16% Senior Subordinated Note due 2011                           $  1,461,764         12/08/03        1,415,896        1,520,235
 16% Preferred Stock Series A (B)                                     37 shs.         12/08/03          631,630          658,864
 Common Stock (B)                                                 21,240 shs.                *          209,770          275,464
                                                                                                   ------------     ------------
                                                                                                      2,257,296        2,454,563
                                                                                                   ------------     ------------

*12/08/03 and 07/01/05.
--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
 12% Senior Subordinated Note due 2013                           $  1,734,000         08/31/05     $  1,656,796     $  1,716,596
 Common Stock (B)                                                    816 shs.         08/31/05          816,000          734,400
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                  86 shs.         08/31/05           77,485                1
                                                                                                   ------------     ------------
                                                                                                      2,550,281        2,450,997
                                                                                                   ------------     ------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
 10.5% Senior Secured Term Note due 2008                         $  1,184,565         01/20/00        1,184,565        1,180,688
 12% Senior Subordinated Note due 2010                           $  1,326,500         01/20/00        1,271,793        1,329,465
 Common Stock (B)                                                227,400 shs.         01/20/00          227,400          181,920
 Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                               260,563 shs.         01/20/00           98,540            2,606
                                                                                                   ------------     ------------
                                                                                                      2,782,298        2,694,679
                                                                                                   ------------     ------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
 12.5% Senior Subordinated Note due 2010                         $  1,062,500         04/11/03          990,542        1,046,139
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                               5,781 shs.         04/11/03           95,625           33,038
                                                                                                   ------------     ------------
                                                                                                      1,086,167        1,079,177
                                                                                                   ------------     ------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, seller and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
 12% Senior Subordinated Note due 2014                           $  1,234,551         05/28/04        1,114,662        1,165,231
 8.75% Senior Secured Note due 2011                              $    716,292         05/28/04          716,292          684,722
 Common Stock (B)                                                674,157 shs.         05/28/04          674,157          337,079
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                             203,912 shs.         05/28/04          130,789            2,039
                                                                                                   ------------     ------------
                                                                                                      2,635,900        2,189,071
                                                                                                   ------------     ------------
TVI, INC.
A retailer of used clothing in the United States, Canada
and Australia.
 Common Stock (B)                                                354,167 shs.         05/02/00          354,167          382,500
                                                                                                   ------------     ------------
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and
corporate clients with multiple locations.
 12% Senior Subordinated Note due 2011                           $    894,737         08/06/03          769,968          921,579
 Preferred Stock                                                   2,571 shs.         08/06/03          257,096          257,096
 Common Stock (B)                                                  1,032 shs.         08/06/03            1,032            1,032
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share                                     949 shs.         08/06/03          298,198              949
                                                                                                   ------------     ------------
                                                                                                      1,326,294        1,180,656
                                                                                                   ------------     ------------

--------------------------------------------------------------------------------
20
CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter
icemaking, wine storage and refrigeration appliances.
 12.5% Senior Subordinated Note due 2012                         $  1,882,100         04/30/04     $  1,691,348     $  1,946,192
 Common Stock (B)                                                    182 shs.         04/30/04          182,200          163,980
 Warrant, exercisable until 2012, to purchase
  common stock at $1 per share (B)                                   230 shs.         04/30/04          211,736                2
                                                                                                   ------------     ------------
                                                                                                      2,085,284        2,110,174
                                                                                                   ------------     ------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities.
 Series A Preferred Units (B)                                      0.13% int.         12/02/96                1                2
                                                                                                   ------------     ------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused
on the foodservice industry.
 13% Senior Subordinated Note due 2011                           $  1,887,288         09/24/04        1,717,048        1,894,682
 Common Stock (B)                                                 23,771 shs.         09/24/04          237,710          213,939
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                              23,787 shs.         09/24/04          186,883              238
                                                                                                   ------------     ------------
                                                                                                      2,141,641        2,108,859
                                                                                                   ------------     ------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags and medical and food
products.
 12.5% Senior Subordinated Note due 2012                         $  1,700,000         07/19/04        1,483,065        1,672,444
 Limited Partnership Interest Class A (B)                        414,375 uts.         07/19/04          414,375          372,938
 Limited Partnership Interest Class B (B)                        182,935 uts.         07/19/04          182,935          164,642
                                                                                                   ------------     ------------
                                                                                                      2,080,375        2,210,024
                                                                                                   ------------     ------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods
apparel.
 10% Senior Subordinated Lien Note due 2009                      $  1,006,579         07/12/04        1,006,579        1,007,357
 14% Senior Subordinated Note due 2012                           $  1,069,419         07/12/04        1,066,728        1,072,652
 Limited Partnership Interest (B)                                  0.40% int.         07/12/04           37,281           33,553
 Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                               4,029 shs.         07/12/04            2,833               40
                                                                                                   ------------     ------------
                                                                                                      2,113,421        2,113,602
                                                                                                   ------------     ------------
WEASLER HOLDINGS LLC
A manufacturer of mechanical power transmission
components for the agricultural, lawn and turf industries.
 Limited Partnership Interest (B)                                  1.55% int.         02/03/03          101,190          269,922
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                 256 shs.         02/04/03          209,829          683,565
                                                                                                   ------------     ------------
                                                                                                        311,019          953,487
                                                                                                   ------------     ------------
Total Private Placement Investments                                                                 152,889,617      151,986,985
                                                                                                   ------------     ------------

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                         Shares or
                                                  Interest     Due       Principal
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)     Rate       Date        Amount         Cost       Fair Value
                                                    ----       ----        ------         ----      ------------
RULE 144A SECURITIES - 8.05%:
BONDS - 7.05%
  A E S Corporation                                9.000%    05/15/15   $    200,000  $    200,000  $    219,500
  Activant Solutions, Inc.                         9.504     04/01/10        825,000       825,000       841,500
  Affinia Group, Inc.                              9.000     11/30/14        460,000       460,000       358,800
  Blockbuster, Inc.                                9.000     09/01/12        475,000       477,042       391,875
  Bombardier, Inc.                                 6.300     05/01/14      1,000,000       890,000       885,000
  Calpine Corporation                              8.750     07/15/13        500,000       465,000       353,750
  Charter Communications Op LLC                    8.000     04/30/12        250,000       249,375       251,875
  Clayton Williams Energy, Inc.                    7.750     08/01/13        800,000       800,000       782,000
  Douglas Dynamics, LLC                            7.750     01/15/12        630,000       633,911       630,000
  IAAI Finance Corporation                        11.000     04/01/13        800,000       799,437       821,572
  Intelsat Bermuda Ltd.                            8.695     01/15/12        450,000       450,000       457,875
  Intelsat Bermuda Ltd.                            8.250     01/15/13        500,000       500,000       503,125
  Interactive Health LLC                           7.250     04/01/11        900,000       751,230       774,000
  Lazard LLC                                       7.125     05/15/15        750,000       749,407       744,717
  Mac-Gray Corporation                             7.625     08/15/15        600,000       600,000       612,000
  Markwest Energy                                  6.875     11/01/14        475,000       475,000       470,250
  Metaldyne Corporation                           11.000     11/01/13        510,000       513,841       443,700
  Neiman Marcus Group, Inc.                       10.375     10/15/15      1,250,000     1,250,000     1,243,750
  P Q Corporation                                  7.500     02/15/13      1,100,000     1,088,750     1,067,000
  Pacific Energy Partners                          6.250     09/15/15        150,000       149,316       150,375
  Pogo Producing Company                           6.875     10/01/17        500,000       500,000       506,875
  Service Corporation International                7.000     06/15/17      1,000,000       990,030     1,010,000
  Siebe PLC                                        6.500     01/15/10        650,000       572,000       575,250
  Sierra Pacific Resources                         6.750     08/15/17        635,000       638,348       636,587
  Sungard Data Systems                             9.125     08/15/13        175,000       175,000       181,344
  Tekni-Plex, Inc.                                10.875     08/15/12        250,000       250,000       267,500
  Tekni-Plex, Inc.                                 8.750     11/15/13        650,000       656,238       555,750
  Tenaska Alabama Partners LP                      7.000     06/30/21        360,000       360,000       364,505
  Texas Genco LLC                                  6.875     12/15/14        705,000       705,000       717,337
  Texas Industries, Inc.                           7.250     07/15/13         70,000        70,000        72,800
                                                                        ------------  ------------  ------------
    TOTAL BONDS                                                         $ 17,620,000    17,243,925    16,890,612
                                                                        ============  ------------  ------------
COMMON STOCK - 0.00%
  Jordan Telecom Products (B)                                                     70  $     14,000          --
                                                                                      ------------  ------------
    TOTAL COMMON STOCK                                                                      14,000          --
                                                                                      ------------  ------------
CONVERTIBLE BONDS - 1.00%
  Cymer, Inc.                                      3.500%    02/15/09   $    850,000  $    850,000  $    825,563
  ICOS Corporation                                 2.000     07/01/23        750,000       596,250       628,125
  QLT Inc.                                         3.000     09/15/23        600,000       546,257       545,250
  Wesco International, Inc,                        2.625     10/15/25        375,000       375,000       390,937
                                                                        ------------  ------------  ------------
    TOTAL CONVERTIBLE BONDS                                             $  2,575,000     2,367,507     2,389,875
                                                                        ============  ------------  ------------
WARRANTS - 0.00%
  Winsloew Furniture, Inc. (B)                                                   900  $          9  $       --
                                                                                      ------------  ------------
    TOTAL WARRANTS                                                                               9          --
                                                                                      ------------  ------------
TOTAL RULE 144A SECURITIES                                                              19,625,441    19,280,487
                                                                                      ------------  ------------
    TOTAL CORPORATE RESTRICTED SECURITIES                                             $172,515,058  $171,267,472
                                                                                      ------------  ------------

--------------------------------------------------------------------------------
22

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                  Interest     Due       Principal
CORPORATE PUBLIC SECURITIES - 31.37%: (A)           Rate       Date        Amount         Cost      Market Value
                                                    ----       ----        ------         ----      ------------
BONDS - 27.56%
  Abitibi-Consolidated, Inc.                       7.750%    06/15/11   $  1,000,000  $  1,033,198  $    985,000
  Activant Solutions, Inc.                        10.500     06/15/11        585,000       584,723       611,325
  Aearo Co.                                        8.250     04/15/12        450,000       450,000       450,000
  Alamosa Delaware, Inc.                          11.000     07/31/10        325,000       329,756       366,437
  Alamosa Delaware, Inc.                           8.500     01/31/12        400,000       400,000       427,000
  Alh Fin LLC/ALH Fin Corporation                  8.500     01/15/13        725,000       704,500       685,125
  Allied Waste NA                                  7.875     04/15/13      1,000,000     1,025,468     1,020,000
  American Media Operation, Inc.                   8.875     01/15/11        900,000       901,514       796,500
  Appleton Papers, Inc.                            8.125     06/15/11        300,000       300,000       294,000
  Argo Tech Corporation                            9.250     06/01/11        850,000       850,000       901,000
  Bally Total Fitness Holding Corporation          9.875     10/15/07        135,000       128,925       121,837
  BCP Crystal US Holdings Corporation              9.625     06/15/14        485,000       485,000       539,562
  C C O Holdings LLC/Cap Corporation               7.995     12/15/10        500,000       499,617       493,750
  C S C Holdings, Inc.                             7.625     04/01/11        500,000       501,965       491,250
  Cablevision Systems Corporation                  7.890     04/01/09      1,000,000     1,000,000     1,025,000
  Cadmus Communications Corporation                8.375     06/15/14        750,000       750,000       774,375
  Cenveo Corporation                               7.875     12/01/13      1,100,000     1,100,000     1,061,500
  Charter Comm Holdings LLC                       10.000     04/01/09      1,000,000       815,000       862,500
  Chemed Corporation                               8.750     02/24/11      1,125,000     1,125,000     1,215,000
  Chesapeake Energy Corporation                    7.000     08/15/14      1,075,000     1,115,393     1,128,750
  Cincinnati Bell, Inc.                            8.375     01/15/14      1,100,000     1,007,500     1,083,500
  Del Monte Corporation                            8.625     12/15/12        225,000       225,000       241,875
  Dollar Financial Group                           9.750     11/15/11        600,000       600,000       624,000
  Dominos, Inc.                                    8.250     07/01/11        292,000       289,892       306,600
  Dynegy Holdings, Inc.                            6.875     04/01/11        500,000       422,500       488,750
  El Paso Corporation                              7.875     06/15/12      1,050,000     1,063,427     1,086,750
  Esterline Technologies                           7.750     06/15/13        200,000       200,000       211,000
  Flextronics Intl Ltd.                            6.500     05/15/13        400,000       400,000       408,000
  Ford Motor Credit Co.                            7.375     10/28/09      1,250,000     1,246,875     1,207,434
  G F S I, Inc.                                    9.625     03/01/07        750,000       680,604       682,500
  Gencorp, Inc.                                    9.500     08/15/13        259,000       259,000       283,929
  General Motors Accept Corporation                7.750     01/19/10      1,250,000     1,308,730     1,211,633
  Goodyear Tire & Rubber Co.                       7.857     08/15/11      1,400,000     1,342,750     1,354,500
  Great Lakes Dredge & Dock Corporation            7.750     12/15/13        750,000       679,250       688,125
  GulfMark Offshore, Inc.                          7.750     07/15/14        565,000       562,599       600,312
  Houghton Mifflin Co.                             9.875     02/01/13      1,000,000     1,051,833     1,060,000
  Huntsman LLC                                    11.625     10/15/10        324,000       320,161       370,170
  Interpool, Inc.                                  7.350     08/01/07        750,000       761,729       766,875
  Iron Mountain, Inc.                              6.625     01/01/16      1,000,000       951,250       940,000
  Koppers, Inc.                                    9.875     10/15/13        700,000       700,000       773,500
  Land O'Lakes, Inc.                               9.000     12/15/10        750,000       750,000       826,875
  Leucadia National Corporation                    7.000     08/15/13        650,000       662,617       653,250
  Liberty Media Corporation                        5.700     05/15/13      1,000,000       951,610       910,017
  Lodgenet Entertainment Corporation               9.500     06/15/13        425,000       425,000       465,375
  Lyondell Chemical Co.                            9.500     12/15/08        900,000       914,353       942,750
  M C I, Inc.                                      8.735     05/01/14        500,000       452,500       557,500
  M G M Mirage, Inc.                               6.000     10/01/09        375,000       379,625       370,313
  M S X International, Inc.                       11.000     10/15/07        350,000       347,004       348,250
  Magnachip Semiconductor                          8.000     12/15/14        100,000       100,000        92,000
  Majestic Star Casino LLC                         9.500     10/15/10        500,000       500,000       495,000
  Manitowoc Company, Inc.                          7.125     11/01/13        200,000       200,000       207,000

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                  Interest     Due       Principal
CORPORATE PUBLIC SECURITIES (A) (Continued)         Rate       Date        Amount         Cost      Market Value
                                                    ----       ----        ------         ----      ------------
  Mediacom LLC                                     9.500%    01/15/13   $  1,000,000  $  1,003,217  $    992,500
  Merrill Corporation                             12.000     05/01/09      1,500,000     1,577,346     1,582,500
  Metaldyne Corporation                           11.000     06/15/12        750,000       601,250       510,000
  Moog, Inc.                                       6.250     01/15/15        120,000       120,000       120,600
  Mrs. Fields Brands                              11.500     03/15/11        750,000       713,710       705,000
  N R G Energy, Inc.                               8.000     12/15/13        453,000       453,000       482,445
  Nalco Co.                                        7.750     11/15/11        500,000       500,000       511,250
  National Wine & Spirits, Inc.                   10.125     01/15/09        745,000       733,716       752,450
  North American Energy Partners                   8.750     12/01/11        400,000       400,000       380,000
  Numatics, Inc.                                   9.625     04/01/08        550,000       538,986       558,823
  O E D Corp/Diamond Jo Company Guarantee          8.750     04/15/12      1,000,000       985,960       981,250
  O M Group, Inc.                                  9.250     12/15/11        750,000       774,940       763,125
  Offshore Logistics, Inc.                         6.125     06/15/13        450,000       450,000       443,250
  Pacific Energy Partners                          7.125     06/15/14        500,000       504,175       518,750
  Pinnacle Foods Group                             8.250     12/01/13        450,000       450,000       425,250
  Pliant Corporation                              11.625     06/15/09        744,611       760,220       789,287
  Pliant Corporation                              13.000     06/01/10      1,000,000       936,875       475,000
  Primedia, Inc.                                   8.000     05/15/13      1,000,000     1,025,981     1,007,500
  Quintiles Transnational Corporation             10.000     10/01/13        500,000       500,000       562,500
  Rayovac Corporation                              8.500     10/01/13        200,000       200,000       193,000
  Rent-A-Center, Inc.                              7.500     05/01/10        400,000       400,000       380,500
  Rent-Way, Inc.                                  11.875     06/15/10        800,000       840,965       880,000
  Rhodia SA                                       10.250     06/01/10        800,000       826,056       846,000
  Rhodia SA                                        8.875     06/01/11        500,000       499,668       472,500
  Rogers Wireless, Inc.                            7.250     12/15/12        165,000       165,000       174,488
  Rogers Wireless, Inc.                            7.500     03/15/15        870,000       934,339       937,425
  Rogers Wireless, Inc.                            8.000     12/15/12        165,000       165,000       174,281
  Samsonite Corporation                            8.875     06/01/11      1,000,000     1,044,877     1,062,500
  Sbarro, Inc.                                    11.000     09/15/09        750,000       762,989       746,250
  Sea Containers Ltd.                             10.500     05/15/12        460,000       449,380       466,900
  Service Corporation International                6.000     12/15/05         41,000        41,040        41,000
  Sheridan Acquisition Corporation                10.250     08/15/11        375,000       370,001       390,000
  Ship Finance Intl Ltd.                           8.500     12/15/13        750,000       750,000       730,312
  Sports Club Co.                                 11.375     03/15/06        150,000       145,500       148,500
  Stanadyne Corporation                           10.000     08/15/14      1,500,000     1,500,000     1,485,000
  Tekni-Plex, Inc.                                12.750     06/15/10      1,000,000       960,125       555,000
  Telex Communications, Inc.                      11.500     10/15/08        500,000       500,000       533,750
  Telex Communications, Inc.                       0.000     01/15/09        471,915       206,820       292,587
  Tenet Healthcare Corporation                     6.375     12/01/11        500,000       482,500       466,250
  Tenet Healthcare Corporation                     9.875     07/01/14        500,000       488,370       522,500
  Thermadyne Holdings Corporation                  9.250     02/01/14      1,000,000       986,250       915,000
  Triton P C S, Inc.                               8.500     06/01/13        550,000       550,000       523,875
  Unisys Corporation                               8.000     10/15/12        305,000       305,000       299,663
  United Components, Inc.                          9.375     06/15/13        500,000       501,875       497,500
  United Rentals, Inc.                             7.750     11/15/13        625,000       625,000       603,125
  United Rentals, Inc.                             7.000     02/15/14        500,000       500,000       463,750
  Universal City Florida                           8.443     05/01/10        200,000       200,000       207,500
  Universal City Florida                           8.375     05/01/10        200,000       200,000       207,500
  Utilicorp United, Inc.                           9.950     02/01/11      1,000,000     1,096,511     1,122,500
  Vicorp Restaurants, Inc.                        10.500     04/15/11        600,000       592,746       585,000
  Vought Aircraft Industries                       8.000     07/15/11      1,000,000     1,000,566       950,000

--------------------------------------------------------------------------------
24

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                                         Shares or
                                                  Interest     Due       Principal
CORPORATE PUBLIC SECURITIES (A) (Continued)         Rate       Date        Amount         Cost      Market Value
                                                    ----       ----        ------         ----      ------------

  Warner Music Group                              7.375 %    04/15/14   $    275,000  $    275,000  $    275,688
  Wornick Co.                                     10.875     07/15/11        750,000       750,000       770,625
                                                                        ------------  ------------  ------------
    TOTAL BONDS                                                         $ 66,885,526    66,200,822    65,989,643
                                                                        ============  ------------  ------------
COMMON STOCK - 3.13%
  Chemed Corporation                                                           1,200  $     30,000  $     52,000
  H C I Direct, Inc. (B)                                                       1,000          --            --
  P W Eagle, Inc. (B)                                                        196,518             1     1,513,189
  PepsiAmericas, Inc.                                                         92,145     2,006,365     2,094,456
  Rent-Way, Inc. (B)                                                          92,866       916,263       637,989
  Supreme Industries, Inc.                                                   115,722       267,325     1,086,630
  Telex Communications, Inc. (B)                                                 489             7         1,467
  Telex Communications, Inc. (B)                                              17,707             1        53,122
  Transmontaigne, Inc. (B)                                                   258,720       798,595     2,067,173
                                                                                      ------------  ------------
    TOTAL COMMON STOCK                                                                   4,018,557     7,506,034
                                                                                      ------------  ------------
CONVERTIBLE BONDS - 0.68%
  Citadel Broadcasting Corporation                 1.875%    02/15/11   $    700,000  $    543,375  $    545,125
  Leucadia National Corporation                    3.750     04/15/14      1,000,000     1,000,000     1,086,250
                                                                        ------------  ------------  ------------
    TOTAL CONVERTIBLE BONDS                                             $  1,700,000     1,543,375     1,631,375
                                                                        ============  ------------  ------------
    TOTAL CORPORATE PUBLIC SECURITIES                                                 $ 71,762,754  $ 75,127,052
                                                                                      ------------  ------------
                                                  Interest     Due        Principal
SHORT-TERM SECURITIES:                           Rate/Yield    Date        Amount         Cost      Market Value
                                                    ----       ----        ------         ----      ------------

COMMERCIAL PAPER - 0.45%
  Engelhard Corporation                            3.830%    10/03/05   $  1,076,000  $  1,075,767  $  1,075,767
                                                                        ------------  ------------  ------------
    TOTAL SHORT-TERM SECURITIES                                         $  1,076,000  $  1,075,767  $  1,075,767
                                                                        ============  ------------  ------------
TOTAL INVESTMENTS                                 103.33%                             $245,353,579  $247,470,291
                                                                                      ============  ------------
    Other Assets                                    6.05                                              14,503,907
    Liabilities                                    (9.38)                                            (22,475,556)
                                                  ------                                            ------------
TOTAL NET ASSETS                                  100.00%                                           $239,498,642
                                                  ======                                            ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)      MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                        Market Value           INDUSTRY CLASSIFICATION: (Cont.)                Market Value
                                               --------------                                                         --------------
AEROSPACE - 2.26%                                                      BUILDINGS & REAL ESTATE - 4.05%
Argo Tech Corporation                          $      901,000          A W C Holding Company                          $    2,458,559
Bombardier Capital, Inc.                              885,000          Adorn, Inc.                                         2,550,377
Consolidated Foundries Holdings                     2,469,999          Shelter Acquisition, Inc.                           3,548,250
Esterline Technologies                                211,000          Texas Industries, Inc.                                 72,800
Vought Aircraft Industries                            950,000          TruStile Doors, Inc.                                1,079,177
                                               --------------                                                         --------------
                                                    5,416,999                                                              9,709,163
                                               --------------                                                         --------------
AUTOMOBILE - 8.65%                                                     CARGO TRANSPORT - 2.76%
America's Body Company, Inc./LCP Holding Co.        3,500,002          Kenan-Advantage Transport Company                   2,969,435
Gencorp, Inc.                                         283,929          Ship Finance International Ltd.                       730,312
Goodyear Tire & Rubber Co.                          1,354,500          Tidewater Holdings, Inc.                            2,907,576
Jason, Inc.                                         1,986,078                                                         --------------
LIH Investors, L.P.                                 4,892,228                                                              6,607,323
Metaldyne Corporation                                 953,700                                                         --------------
Nyloncraft, Inc.                                    2,653,404          CHEMICAL, PLASTICS & RUBBER - 3.33%
Qualis Automotive LLC                               2,137,027          Capital Specialty Plastics, Inc.                        2,156
Transtar Holding Company                            2,450,997          Huntsman LLC                                          370,170
United Components, Inc.                               497,500          Koppers, Inc.                                         773,500
                                               --------------          Lyondell Chemical Co.                                 942,750
                                                   20,709,365          O M Group, Inc.                                       763,125
                                               --------------          P Q Corporation                                     1,067,000
BEVERAGE, DRUG & FOOD - 6.25%                                          Process Chemicals LLC                                 288,000
Beta Brands Ltd. -                                                     Rhodia SA                                           1,318,500
Cains Foods, L.P.                                     541,204          Tomah Holdings, Inc.                                2,454,563
Del Monte Corporation                                 241,875                                                         --------------
Dominos, Inc.                                         306,600                                                              7,979,764
Eagle Pack Pet Foods, Inc.                          1,154,547                                                         --------------
Land O' Lakes, Inc.                                   826,875          CONSUMER PRODUCTS - 6.69%
National Wine & Spirits, Inc.                         752,450          Alh Fin LLC / ALH Fin Corporation                     685,125
Nonni's Food Company, Inc.                          2,261,560          Appleton Papers, Inc.                                 294,000
PepsiAmericas, Inc.                                 2,094,456          Augusta Sportswear Holding Co.                      2,125,040
Pinnacle Foods Holdings                               425,250          Euro-Pro Corporation                                1,912,939
River Ranch Fresh Foods LLC                         2,038,839          G F S I, Inc.                                         682,500
Sbarro, Inc.                                          746,250          H C I Direct, Inc.                                       --
Specialty Foods Group, Inc.                           122,980          Maverick Acquisition Company                        1,126,473
Vicorp Restaurants, Inc.                              585,000          Rayovac Corporation                                   193,000
Vitality Foodservice, Inc.                          2,108,859          Royal Baths Manufacturing Company                   1,044,762
Wornick Co.                                           770,625          Savage Sports Holdings, Inc.                        2,055,550
                                               --------------          The Tranzonic Companies                             3,797,492
                                                   14,977,370          Walls Industries, Inc.                              2,113,602
                                               --------------          Winsloew Furniture, Inc.                                 --
BROADCASTING &                                                                                                        --------------
 ENTERTAINMENT - 2.96%                                                                                                    16,030,483
C C O Holdings LLC/Cap Corp                           493,750                                                         --------------
C S C Holdings, Inc.                                  491,250          CONTAINERS, PACKAGING
Cablevision Systems Corporation                     1,025,000          & GLASS - 4.78%
Cenveo Corporation                                  1,061,500          A E P Industries, Inc.
Charter Communications Holdings LLC                   251,875          Paradigm Packaging, Inc.                            2,451,711
Charter Communications Op LLC                         862,500          Pliant Corporation                                  1,264,287
Citadel Broadcasting Corporation                      545,125          Sea Containers Ltd.                                   466,900
Liberty Media Corporation                             910,017          Snyder Industries, Inc.                             3,679,040
Lodgenet Entertainment Corporation                    465,375          Tekni-Plex, Inc.                                    1,378,250
Mediacom LLC                                          992,500          Vitex Packaging, Inc.                               2,210,024
                                               --------------                                                         --------------
                                                    7,098,892                                                             11,450,212
                                               --------------                                                         --------------

--------------------------------------------------------------------------------
26
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)      MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                        Market Value           INDUSTRY CLASSIFICATION: (Cont.)                Market Value
                                               --------------                                                         --------------
DISTRIBUTION - 2.89%                                                   FARMING & AGRICULTURE - 0.00%
Affinia Group, Inc.                            $      358,800          Protein Genetics, Inc.                         $         --
Corvest Group, Inc.                                 3,184,944                                                         --------------
Kele and Associates, Inc.                           2,232,597          FINANCIAL SERVICES - 3.16%
QualServ Corporation                                1,136,138          BCP Crystal US Holding Corporation                    539,562
Strategic Equipment &                                                  Dollar Financial Group                                624,000
Supply Corporation, Inc.                                 --            East River Ventures I, L.P.                            21,706
                                               --------------          Ford Motor Credit Co.                               1,207,434
                                                    6,912,479          General Motors Acceptance Corporation               1,211,633
                                               --------------          Highgate Capital LLC                                    2,947
DIVERSIFIED/CONGLOMERATE,                                              Interpool, Inc.                                       766,875
 MANUFACTURING - 5.80%                                                 Lazard LLC                                            744,717
Activant Solutions Inc.                             1,452,825          Leucadia National Corporation                       1,739,500
AmerCable, Inc.                                     2,085,412          Mrs. Fields Brands                                    705,000
Arrow Tru-Line Holdings, Inc.                       2,055,012          Victory Ventures LLC                                        2
Coining of America LLC                              1,890,331                                                         --------------
Dexter Magnetics Technologies, Inc.                 1,047,037                                                              7,563,376
Douglas Dynamics LLC                                  630,000                                                         --------------
Evans Consoles, Inc.                                     --            HEALTHCARE, EDUCATION
Great Lakes Dredge & Dock Corporation                 688,125           & CHILDCARE - 3.53%
Justrite Manufacturing Acquisition Co.              1,573,200          A T I Acquisition Company                           1,977,769
Rugby Manufacturing Company                         2,458,584          American Hospice Management Holding LLC             2,707,648
                                               --------------          ICOS Corporation                                      628,125
                                                   13,880,526          Interactive Health LLC                                774,000
                                               --------------          MedAssist, Inc.                                       262,701
DIVERSIFIED/CONGLOMERATE,                                              QLT, Inc.                                             545,250
 SERVICE - 6.20%                                                       Quintiles Transnational Corporation                   562,500
Abitibi-Consolidated, Inc.                            985,000          Tenet Healthcare Corporation                          988,750
Allied Waste NA                                     1,020,000                                                         --------------
CapeSuccess LLC                                         5,862                                                              8,446,743
Chemed Corporation                                  1,267,008                                                         --------------
Diversco, Inc./DHI Holdings, Inc.                   2,088,103          HOME & OFFICE FURNISHINGS,
Dwyer Group, Inc.                                   2,665,799           HOUSEWARES, AND DURABLE
Iron Mountain, Inc.                                   940,000           CONSUMER PRODUCTS - 3.51%
Keystone North America, Inc.                          311,045          Connor Sport Court International, Inc.              2,124,005
Mac-Gray Corporation                                  612,000          Home Decor Holding Company                          2,142,358
Moss, Inc.                                          1,578,699          Hussey Seating Corporation                            968,741
M S X International, Inc.                             348,250          Samsonite Corporation                               1,062,500
Service Corporation International                   1,051,000          U-Line Corporation                                  2,110,174
U S M Holdings Corporation                          1,180,656                                                         --------------
Universal City Florida                                415,000                                                              8,407,778
Wesco International, Inc.                             390,937                                                         --------------
                                               --------------          LEISURE, AMUSEMENT,
                                                   14,859,359           ENTERTAINMENT - 1.58%
                                               --------------          Bally Total Fitness Holding Corporation               121,837
ELECTRONICS - 3.72%                                                    Keepsake Quilting, Inc.                             1,543,685
A E S Corporation                                     219,500          M G M Mirage, Inc.                                    370,313
Calpine Corporation                                   353,750          Majestic Star Casino LLC                              495,000
Directed Electronics, Inc.                          4,943,147          O E D Corp/Diamond Jo Company Guarantee               981,250
Flextronics International Ltd.                        408,000          Warner Music Group                                    275,688
N R G Energy, Inc.                                    482,445                                                         --------------
Precision Dynamics, Inc.                            1,214,577                                                              3,787,773
Siebe PLC                                             575,250                                                         --------------
Texas Genco LLC                                       717,337
                                               --------------
                                                    8,914,006
                                               --------------

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)      MASSMUTUAL CORPORATE INVESTORS
September 30, 2005
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                        Market Value           INDUSTRY CLASSIFICATION: (Cont.)                Market Value
                                               --------------                                                         --------------
MACHINERY - 8.21%                                                      PUBLISHING/PRINTING - 2.34%
Aearo Co.                                      $      450,000          American Media Operation, Inc.                 $      796,500
C & M Conveyor, Inc.                                2,294,756          Cadmus Communications Corporation                     774,375
Integration Technology Systems, Inc.                1,248,333          Houghton Mifflin Co.                                1,060,000
Manitowoc Company, Inc.                               207,000          Merrill Corporation                                 1,582,500
Maxon Corporation                                   2,563,828          Primedia, Inc.                                      1,007,500
Numatics, Inc.                                        558,823          Sheridan Acquisition Corporation                      390,000
P W Eagle, Inc.                                     1,513,189                                                         --------------
Safety Speed Cut Manufacturing Company, Inc.        2,557,432                                                              5,610,875
Stanadyne Corporation                               1,485,000                                                         --------------
Synventive Equity LLC                                  26,767          RETAIL STORES - 4.67%
Thermadyne Holdings Corporation                       915,000          Blockbuster, Inc.                                     391,875
Tronair, Inc.                                       2,694,679          IAAI Finance Corporation                              821,572
Tubular Textile Machinery                           2,189,071          Neff Corporation                                    1,180,113
Weasler Holdings LLC                                  953,487          Neiman Marcus Group, Inc.                           1,243,750
                                               --------------          Olympic Sales, Inc.                                 4,043,557
                                                   19,657,365          Rent-A-Center, Inc.                                   380,500
                                               --------------          Rent-Way, Inc.                                      1,517,989
MEDICAL DEVICES/BIOTECH - 2.36%                                        Sports Club Co.                                       148,500
Bausch & Lomb, Inc.                                                    TVI, Inc.                                             382,500
Beacon Medical Products, Inc.                       1,947,622          United Rentals, Inc.                                1,066,875
Coeur, Inc.                                         1,129,600                                                         --------------
E X C Acquisition Corporation                         107,985                                                             11,177,231
MicroGroup, Inc.                                    2,463,340                                                         --------------
                                               --------------          TECHNOLOGY - 0.77%
                                                    5,648,547          Cymer, Inc.                                           825,563
                                               --------------          Delstar Holding Corporation                           441,596
MINING, STEEL, IRON &                                                  Magnachip Semiconductor                                92,000
 NON PRECIOUS METALS - 0.05%                                           Sungard Data Systems                                  181,344
Better Minerals & Aggregates                          108,991          Unisys Corporation                                    299,663
                                               --------------                                                         --------------
OIL AND GAS - 4.97%                                                                                                        1,840,166
C & J Spec-Rent Services, Inc.                      3,048,690                                                         --------------
Chesapeake Energy Corporation                       1,128,750          TELECOMMUNICATIONS - 3.68%
Clayton Williams Energy, Inc.                         782,000          Alamosa Delaware, Inc.                                793,437
Dynegy Holdings, Inc.                                 488,750          Cincinnati Bell, Inc.                               1,083,500
GulfMark Offshore, Inc.                               600,312          Intelsat Bermuda, Ltd.                                961,000
Mustang Ventures Company                              694,833          ITC^DeltaCom, Inc.                                  2,735,321
North American Energy Partners                        380,000          Jordan Telecom Products                                  --
Offshore Logistics, Inc.                              443,250          MCI, Inc.                                             557,500
Pacific Energy Partners                               669,125          Rogers Wireless, Inc.                               1,286,194
Pogo Producing Co.                                    506,875          Telex Communications, Inc.                            880,926
Supreme Industries, Inc.                            1,086,630          Triton P C S, Inc.                                    523,875
Transmontaigne, Inc.                                2,067,173                                                         --------------
                                               --------------                                                              8,821,753
                                                   11,896,388                                                         --------------
                                               --------------          UTILITIES - 1.80%
PHARMACEUTICALS - 1.06%                                                El Paso Corporation                                 1,086,750
CorePharma LLC                                      2,523,136          Markwest Energy                                       470,250
Enzymatic Therapy, Inc.                                 5,604          Moog, Inc.                                            120,600
                                               --------------          Nalco Co.                                             511,250
                                                    2,528,740          Sierra Pacific Resources                              636,587
                                               --------------          Tenaska Alabama Partners LP                           364,505
                                                                       Utilicorp United, Inc.                              1,122,500
                                                                                                                      --------------
                                                                                                                           4,312,442
                                                                                                                      --------------
                                                                       WASTE MANAGEMENT /
                                                                       POLLUTION - 0.85%
                                                                       Terra Renewal Services, Inc.                        2,040,415
                                                                                                                      --------------
                                                                       Corporate Restricted and
                                                                       Public Securities - 102.88%                    $  246,394,524
                                                                                                                      ==============

--------------------------------------------------------------------------------
28

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(Unaudited)

1.   HISTORY

     MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

     The Trust is a diversified closed-end management investment company. Babson Capital Management LLC, formerly David L. Babson & Company Inc. ("Babson Capital"), a whollyowned indirect subsidiary of Massachusetts Mutual Life Insurance Company, ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains by investing primarily in a portfolio of privately placed below-investment grade, long term corporate debt obligations with equity features, such as warrants, conversions rights or other equity features and, occasionally, preferred stocks purchased directly from their issuers. On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been included in the accompanying consolidated financial statements. Footnote 2- D, below discusses the Federal tax consequences of the MMCI Subsidiary Trust.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF INVESTMENTS:

     Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

     Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933.

     The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

     The Trustees meet at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, the Trust's investment adviser. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

     The consolidated financial statements include private placement restricted securities valued at $151,986,985 (63.46% of net assets) as of September 30, 2005 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)


     values that would have been used had a ready market for the securities existed, and the differences could be material.

     The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of September 30, 2005, subject to discount where appropriate, and are approved by the Trustees.

     Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

     B. ACCOUNTING FOR INVESTMENTS:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

     Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

     Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

     C. USE OF ESTIMATES:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     D. FEDERAL INCOME TAXES:

     The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.

     The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g., the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

     The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the nine months ended September 30, 2005 the MMCI Subsidiary Trust has accrued tax expense on net realized gains of ($42,917) and on unrealized gains of $287,348.

     E. DISTRIBUTIONS TO SHAREHOLDERS:

     The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.   INVESTMENT SERVICES CONTRACT

     A. SERVICES:

     Under an Investment Services Contract with the Trust dated July 1, 1988 (the " Contract"), Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital has further agreed that it will request each issuer of securities, which MassMutual is prepared to purchase in a negotiated private placement, and which would be consistent with the investment objectives and policies of the Trust, to also offer such securities to the Trust. Babson Capital will use its best efforts to insure that issuers accede to such requests. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission ("SEC") as may apply, it will invest concurrently with the Trust in any such investment. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

--------------------------------------------------------------------------------
30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

     B. FEE:

     Under the Contract, the Trust pays Babson Capital a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of net asset value, approximately equivalent to plus or minus 0.25% on an annual basis.

     The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return of the Standard & Poor's Industrials Composite (formerly called the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (formerly called the Lehman Brothers Corporate Bond Index) over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Standard & Poor's Industrials Composite is not readily available to the general public. Babson Capital obtains the information for this index from Factset Research Systems. The three-year annualized return for the Standard & Poor's Industrials Composite for the period ended September 30, 2005 was 8.60%. The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. Under the Contract, the advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date.

     In connection with a nationwide sweep examination of investment companies having performance fees conducted by the staff of the Fort Worth, Texas regional office of the SEC, the Trust recently received a letter stating that the SEC staff interprets Section 205 of the Investment Advisers Act of 1940 (the "Advisers Act") and the rules promulgated thereunder in a way that is inconsistent with the methodology for calculating the Performance Adjustment set forth in the Contract. Retroactive adjustment to the calculation methodology for the period since July 1, 1988 (the period during which the Performance Adjustment has been in effect) using the staff's methodology would result in a reduction in aggregate investment advisory fees for that period. As a result, Babson Capital reduced its investment advisory fee for the quarters ended December 31, 2004 and March 31, 2005 by an aggregate amount of $269,788 ($176,223 for the quarter ended December 31, 2004 and $93,565 for the quarter ended March 31, 2005), which represented the excess of the aggregate investment advisory fee calculated total under the Contract for the period from July 1, 1988 through March 31, 2005, over the fee calculated using the methodology identified by the SEC staff, together with interest. Babson Capital has also agreed to waive, for each quarter beginning July 1, 2004, the amount, if any, by which (A) the investment advisory fee calculated in the manner described in the Contract exceeds (B) the sum of (i) 5/16 of 1% times the ending net asset value for that quarter plus or minus (ii) the Performance Adjustment applied against the average quarter end net assets for the Trust for the twelve-quarter period ending on such quarter, which is consistent with the methodology identified by the SEC staff. The Performance Adjustments for the periods ended March 31, June 30, and September 30, 2005 were:

                                  Performance
                                   Adjustment    Amount
                                   ----------    ------
     March 31, 2005                  0.0625%    $122,255*
     June 30, 2005                   0.0625%    $125,025**
     September 30, 2005              0.0625%    $128,469***

       *Net of waiver of $18,048.
      **Net of waiver of $20,570.
     ***Net of waiver of $21,139.
                  Total: $59,757

     C. NEW INVESTMENT SERVICES CONTRACT:

     At the Special Meeting of Shareholders held on August 8, 2005, shareholders of record of the Trust at the close of business on June 10, 2005 voted to approve a new Investment Services Contract (the "New Contract") between the Trust and Babson Capital. The New Contract between the Trust and Babson Capital provides for a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust each quarter, which is approximately equal to 1.25% annually, with no performance adjustment. The New Contract is effective as of October 1, 2005. The New Contract provides that for its first eighteen months, the management fee cannot exceed the amount that Babson Capital would have been paid under the Trust's prior Contract.

4.   SENIOR SECURED INDEBTEDNESS

     A. NOTE PAYABLE:

     MassMutual holds the Trust's $20,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due November 15, 2007 and accrues at 7.39% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2005, the Trust incurred total interest expense on the Note of $1,108,500.

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)


     The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Notes proposed to be redeemed.

     B. Revolving Credit Agreement:

     The Revolving Credit Agreement with Fleet National Bank, dated June 29, 2000, matured on May 31, 2005. Effective May 31, 2005, the Trust entered into a Revolving Credit Agreement (the "New Revolver"; collectively, the "Revolvers") with The Royal Bank of Scotland PLC, in the principal amount of $25,000,000, maturing May 31, 2008. The New Revolver bears interest payable in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate Loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .37% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total New Revolver at a rate of .15% per annum. The Trust incurred closing costs on the New Revolver of $25,000.

     As of September 30, 2005, there was no outstanding amount against the New Revolver and the average rate of interest attributable to the Revolvers was 3.15%. For the nine months ended September 30, 2005, the Trust incurred total interest expense on the Revolvers of $173,400 plus $25,765 related to the undrawn portion.

5.   PURCHASES AND SALES OF INVESTMENTS

                                                    For the nine months
                                                      ended 9/30/2005

                                                Cost of       Proceeds from
                                              Investments        Sales or
                                                Acquired        Maturities
                                              ------------     ------------
     Corporate restricted securities          $ 54,160,380     $ 69,583,350
     Corporate public securities                16,339,579       14,744,018
     Short-term securities                     560,255,436      561,633,788

     The aggregate cost of investments was substantially the same for financial reporting and federal income tax purposes as of September 30, 2005.

     The net unrealized appreciation of investments for federal tax purposes as of September 30, 2005 is $2,116,712 and consists of $24,980,374 appreciation and $22,863,662 depreciation.

6.   QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                        March 31, 2005
                                                     Amount       Per Share
                                                   ----------     ---------
     Investment income                             $5,534,814
     Net investment income                          4,176,321       $0.46
     Net realized and unrealized gain
     on investments (net of taxes)                  1,164,599        0.13

                                                         June 30, 2005
                                                     Amount       Per Share
                                                   ----------     ---------
     Investment income                             $5,790,885
     Net investment income                          4,257,224       $0.47
     Net realized and unrealized gain
     on investments (net of taxes)                  7,765,845        0.86

                                                      September 30, 2005
                                                     Amount       Per Share
                                                   ----------     ---------
     Investment income                             $5,997,408
     Net investment income                          4,513,620       $0.50
     Net realized and unrealized gain
     on investments (net of taxes)                  5,546,690        0.61

7.   CONTINGENCIES

     The Trust, together with other investors, including MassMutual, was a plaintiff in litigation connected with private placement investments made by the Trust in Sharp International Corporation ("Sharp"). Three managing shareholders of Sharp, which is currently being liquidated in Chapter 11 liquidation proceedings, have pleaded guilty to criminal fraud charges. Initially, two separate civil lawsuits were brought in New York State Court in an attempt to recover damages for lost investment funds from Sharp's working capital lender and auditors. The first lawsuit involving Sharp's working capital lender was dismissed prior to trial. An appeal of this dismissal was unsuccessful. The second lawsuit against Sharp's auditors was settled in the Spring of 2005. Under the terms of the settlement agreement, the Trust recovered all legal fees it incurred to prosecute the lawsuit, as well as additional amounts. A related lawsuit brought by the Trustee of the Sharp bankruptcy estate against Sharp's auditors on behalf of unsecured creditors, including the Trust, was also settled at the same time. Total net proceeds to be distributed to the Trust as a result of the settlement of these two lawsuits against Sharp's auditors are expected to be approximately $1,400,000, of which $866,275 has already been received by the Trust.

--------------------------------------------------------------------------------
32

    TRUSTEES                                        OFFICERS

Donald E. Benson*                   Roger W. Crandall         Chairman
Michael H. Brown                    Clifford M. Noreen        President
Roger W. Crandall                   James M. Roy              Vice President &
Donald Glickman           [LOGO]                              Chief Financial
Martin T. Hart*                                               Officer
Robert E. Joyal                     Stephen L. Kuhn           Vice President &
Jack A. Laughery                                              Secretary
Corine T. Norgaard*                 Michael P. Hermsen        Vice President
                                    Mary Wilson Kibbe         Vice President
                                    Michael L. Klofas         Vice President
                                    Richard E. Spencer, II    Vice President
                                    Laura L. Grant            Treasurer
                                    John T. Davitt, Jr.       Comptroller
                                    Mary Ellen Wesneski       Chief Compliance
                                                              Officer


*Member of the Audit Committee

                  DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

[LOGO]

































                                                                     DB1039 1105